Commitments and Contingencies	9 Months Ended
Sep. 30, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
10.	Commitments and Contingencies

The following table summarizes our contractual obligations and their maturity dates as of September 30, 2013:

	Payments Due by Period
(Dollars in thousands)	Total	Less than 1 year	2- year	3- year	4- year	5- year	More than 5 years
	(U.S. dollars in thousands)

Long-term debt	$88,946	$88,946	$—	$—	$—	$—	$—

Interest on variable-rate debt	1,242	1,242	—	—	—	—	—

Services fees to the Manager	8,179	1,635	1,635	1,635	1,635	1,635	4

Management fees to the Manager	9,184	1,822	683	683	683	683	4,630

Total obligations	$107,551	$93,645	$2,318	$2,318	$2,318	$2,318	$4,634

The above table does not include our share of the monthly rental expenses for our offices of approximately 8.7 Euro (in thousands).

Claims

Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance and other claims with suppliers relating to the operations of the Company’s vessels. Currently, management is not aware of any such claims or contingent liabilities, which should be disclosed, or for which a provision should be established in the accompanying consolidated financial statements. The Company is a member of a protection and indemnity association, or P&I Club that is a member of the International Group of P&I Clubs, which covers its third party liabilities in connection with its shipping activities. A member of a P&I Club that is a member of the International Group is typically subject to possible supplemental amounts or calls, payable to its P&I Club based on its claim records as well as the claim records of all other members of the individual associations, and members of the International Group. Although there is no cap on its liability exposure under this arrangement, historically supplemental calls have ranged from 25%-40% of the Company’s annual insurance premiums, and in no year have exceeded $1 million. The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure. Currently, management is not aware of any such claims or contingent liabilities, which should be disclosed, or for which a provision should be established in the accompanying consolidated financial statements. The Company’s protection and indemnity (P&I) insurance coverage for pollution is $1 billion per vessel.

On December 4, 2012, the M/V Free Jupiter enrooted from West Africa to Brazil in order to load her next cargo, she suffered a malfunction on her main engine that prevented her on completing the transit on her own power. The Owners engaged in a Lloyds open form agreement with a Brazilian tug company and the vessel was towed to Brazil for repairs. The cost of repairs is claimable from hull and machinery underwriters. As of September 30, 2013, the claimable amount has been recovered and the claim has been settled.

On October 11, 2012, we announced that all 21 crew members of the M/V Free Goddess are reported safe and well after the vessel’s release by her hijackers. The M/V Free Goddess had been hijacked by Somali pirates on February 7, 2012 while transiting the Indian Ocean eastbound. The vessel was on a time charter trip at the time she was hijacked. Under the charterparty agreement, the BIMCO Piracy clause was applied, which provided among other things, for the charterers to have the vessel covered with kidnap and ransom insurance and loss of hire insurance. The vessel was also covered by the war risk underwriters, who confirmed cover. We commenced arbitration proceedings with the charterer due to the charterer not fulfilling its obligations under the charterparty agreement. The proceedings were concluded and the award was in our favor. Thereafter, we reached a settlement with the charterer pursuant to which the charterer agreed to pay $800. Further claims have risen against the charterer following the vessel's release by the pirates for unpaid hire and other amounts under the charterparty. The vessel is currently in the port of Shalala in Oman.  Funding agreements with cargo interests and vessel’s War Underwriters have been signed and funding commenced. Agents have been paid in full the sum of about $320 and some of the spares have been ordered. The works are in progress.

On November 5, 2012, the M/V Free Maverick was arrested in Morocco in relation to claims against the M/V Free Maverick and “sister ships”. Since then, the M/V Free Maverick is idle pending resolution in connection with creditors. The owners’ legal counsels were involved and instructed to dispute the arrest orders that had been issued based on invoices for other vessels under the Manager’s management on the basis that were owned by different entities. The appeal was heard in December 2012. The ruling issued in February 2013 was against us and the arrest orders were deemed to be standing. We have reached an agreement with the largest creditor and the arrest was subsequently lifted for this specific amount. We are also in discussions with the remaining creditors to settle the outstanding balance. As far as the operational readiness of the vessel is concerned, we estimate that the vessel will be released the last month of 2013 when all claim matters will be settled, but the vessel will be subject to drydocking at that time.

Pursuant to a charterparty dated November 8, 2012, the Company chartered the M/V Free Neptune to Tramp Maritime Enterprises Ltd. ("TME"). TME failed to pay outstanding hire in the amount of US$356. On April 2, 2013, the Company therefore commenced arbitration proceedings against TME under the charterparty.

On December 14, 2012, while the M/V Free Neptune was at Singapore, bunkers were supplied to the vessel through O.W. Bunker Malta Limited. The bunkers were ordered by TME but were not paid for. OW Bunker is now pursuing the Company for their claim amount which currently stands at $542 inclusive of interest as per their terms & conditions. The Company intends to vigorously defend this claim on the basis that it did not contract with O.W. Bunker Malta Limited (TME did) and is therefore not responsible for this amount. TME were responsible for bunkers as time charterers pursuant to the terms of the charterparty.  The Company will claim an indemnity from TME with regard to any exposure which it may face with regard to this claim.

On June 5, 2013, the M/V Free Neptune, while at anchorage off Port Nouakchott, Mauritania, was stricken by the general cargo vessel Dazi Yun. Severe collision damage incurred at the contact side shell point in way of cargo hold No. 2 starboard side and the cargo hold No. 2 flooded. No pollution or crew injuries were reported. Nominated salvage team delivered the vessel to a shipyard in Turkey for repairs on September 2, 2013. The costs incurred are claimable from hull and machinery underwriters.

On July 3, 2013, the M/V Free Knight completed her discharging of bagged rice in Abidjan and on July 10, 2013 she was arrested for alleged cargo damage in the amount of $186.  The Owners are seeking cover from their P&I Club.

The outstanding balance of the Company’s claims as of September 30, 2013 stands at $741 related to Company’s insurance claims for vessel incidents arising in the ordinary course of business.